SCHEDULE E

TO THE DISTRIBUTION AGREEMENT

CDSC Shares
(Class B Shares)

(Effective as of August 23, 2006)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund -- Class B Shares	JPMorgan Prime Money Market Fund -- Class B Shares
JPMorgan Liquid Assets Money Market Fund -- Class B Shares	One Group Prime Money Market Fund -- Class B Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class B Shares	One Group U.S. Treasury Securities Money Market Fund -- Class B Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund -- Class B Shares	JPMorgan Capital Growth Fund -- Class B Shares
JPMorgan Diversified Fund -- Class B Shares	JPMorgan Diversified Fund -- Class B Shares
JPMorgan Dynamic Small Cap Fund -- Class B Shares	JPMorgan Dynamic Small Cap Fund -- Class B Shares
JPMorgan Emerging Markets Equity Fund -- Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class B Shares
JPMorgan International Equity Fund -- Class B Shares	JPMorgan Fleming International Equity Fund -- Class B Shares
JPMorgan International Opportunities Fund -- Class B Shares	JPMorgan Fleming International Opportunities Fund – Class B Shares
JPMorgan International Small Cap Equity Fund -- Class B Shares	JPMorgan Fleming International Small Cap Equity Fund -- Class B Shares
JPMorgan International Value Fund -- Class B Shares	JPMorgan Fleming International Value Fund -- Class B Shares
JPMorgan Intrepid European Fund -- Class B Shares	JPMorgan Fleming Intrepid European Fund -- Class B Shares
JPMorgan Japan Fund -- Class B Shares	JPMorgan Fleming Japan Fund -- Class B Shares
JPMorgan Growth and Income Fund -- Class B Shares	JPMorgan Growth and Income Fund -- Class B Shares

JPMorgan Market Neutral Fund -- Class B Shares	JPMorgan Market Neutral Fund -- Class B Shares
JPMorgan Growth Advantage Fund -- Class B Shares	JPMorgan Mid Cap Growth Fund -- Class B Shares
JPMorgan Mid Cap Value Fund -- Class B Shares	JPMorgan Mid Cap Value Fund -- Class B Shares
JPMorgan Small Cap Equity Fund -- Class B Shares	JPMorgan Small Cap Equity Fund -- Class B Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares	JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares
JPMorgan U.S. Equity Fund -- Class B Shares	JPMorgan U.S. Equity Fund -- Class B Shares
Undiscovered Managers Behavioral Growth Fund -- Class B Shares	Undiscovered Managers Behavioral Growth Fund -- Class B Shares
Undiscovered Managers Behavioral Value Fund -- Class B Shares	Undiscovered Managers Behavioral Value Fund -- Class B Shares
JPMorgan Realty Income Fund -- Class B Shares	Undiscovered Managers REIT Fund -- Class B Shares (this name change effective 12/31/05)
JPMorgan Intrepid Mid Cap Fund -- Class B Shares	One Group Diversified Mid Cap Fund -- Class B Shares and JPMorgan Diversified Mid Cap Fund -- Class B Shares
JPMorgan Equity Income Fund -- Class B Shares	One Group Equity Income Fund -- Class B Shares
JPMorgan Equity Index Fund -- Class B Shares	One Group Equity Index Fund -- Class B Shares
JPMorgan International Equity Index Fund -- Class B Shares	One Group International Equity Index Fund -- Class B Shares
JPMorgan Large Cap Growth Fund -- Class B Shares	One Group Large Cap Growth Fund -- Class B Shares
JPMorgan Large Cap Value Fund -- Class B Shares	One Group Large Cap Value Fund -- Class B Shares
JPMorgan Market Expansion Index Fund -- Class B Shares	One Group Market Expansion Index Fund -- Class B Shares
JPMorgan Multi-Cap Market Neutral Fund - Class B Shares	One Group Market Neutral Fund - Class B Shares
JPMorgan Diversified Mid Cap Growth Fund -- Class B Shares	One Group Mid Cap Growth Fund -- Class B Shares
JPMorgan Diversified Mid Cap Value Fund -- Class B Shares	One Group Mid Cap Value Fund -- Class B Shares

JPMorgan Small Cap Growth Fund -- Class B Shares	One Group Small Cap Growth Fund -- Class B Shares
JPMorgan Small Cap Value Fund -- Class B Shares	One Group Small Cap Value Fund -- Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund -- Class B Shares	JPMorgan Bond Fund -- Class B Shares
JPMorgan Strategic Income Fund -- Class B Shares	JPMorgan Global Strategic Income Fund -- Class B Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund -- Class B Shares	JPMorgan Intermediate Tax Free Income Fund -- Class B Shares
JPMorgan New York Tax Free Bond Fund -- Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund -- Class B Shares
JPMorgan Arizona Municipal Bond Fund -- Class B Shares	One Group Arizona Municipal Bond Fund -- Class B Shares
JPMorgan Core Bond Fund -- Class B Shares	One Group Bond Fund -- Class B Shares
JPMorgan Government Bond Fund -- Class B Shares	One Group Government Bond Fund -- Class B Shares
JPMorgan High Yield Bond Fund -- Class B Shares	One Group High Yield Bond Fund -- Class B Shares
JPMorgan Core Plus Bond Fund -- Class B Shares	One Group Income Bond Fund -- Class B Shares
JPMorgan Intermediate Bond Fund -- Class B Shares	One Group Intermediate Bond Fund -- Class B Shares
JPMorgan Kentucky Municipal Bond Fund -- Class B Shares	One Group Kentucky Municipal Bond Fund -- Class B Shares
JPMorgan Louisiana Municipal Bond Fund -- Class B Shares	One Group Louisiana Municipal Bond Fund -- Class B Shares
JPMorgan Michigan Municipal Bond Fund -- Class B Shares	One Group Michigan Municipal Bond Fund -- Class B Shares
JPMorgan Municipal Income Fund -- Class B Shares	One Group Municipal Income Fund -- Class B Shares
JPMorgan Ohio Municipal Bond Fund -- Class B Shares	One Group Ohio Municipal Bond Fund -- Class B Shares
JPMorgan Short Duration Bond Fund -- Class B Shares	One Group Short-Term Bond Fund -- Class B Shares
JPMorgan Short Term Municipal Bond Fund -- Class B Shares	One Group Short-Term Municipal Bond Fund -- Class B Shares
JPMorgan Tax Free Bond Fund -- Class B Shares	One Group Tax-Free Bond Fund -- Class B Shares
JPMorgan Treasury & Agency Fund – Class B Shares	JPMorgan Treasury & Agency Fund – Class B Shares

JPMorgan Ultra Short Duration Bond Fund -- Class B Shares	One Group Ultra Short-Term Bond Fund -- Class B Shares and JPMorgan Ultra Short Term Bond Fund -- Class B Shares (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund -- Class B Shares	One Group West Virginia Municipal Bond Fund -- Class B Shares

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund -- Class B Shares	One Group Investor Balanced Fund -- Class B Shares
JPMorgan Investor Conservative Growth Fund -- Class B Shares	One Group Investor Conservative Growth Fund -- Class B Shares
JPMorgan Investor Growth & Income Fund -- Class B Shares	One Group Investor Growth & Income Fund -- Class B Shares
JPMorgan Investor Growth Fund -- Class B Shares	One Group Investor Growth Fund -- Class B Shares

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President